SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 10, 2005 (May 3, 2005)
Date of Report (Date of earliest event reported)

GOODRICH PETROLEUM CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-7940	76-0466193
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

808 Travis Street, Suite 1320
Houston, Texas 77002
(Address of principal executive offices)

(713) 780-9494
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release

Item 2.02. Results of Operations and Financial Condition

     The Company issued a press release on May 10, 2005 announcing its financial results for the quarter ended March 31, 2005 and announcing an operational update. The press release is filed herewith as Exhibit 99.1. The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Other Exhibits

     (c) Exhibits

Exhibit No.	Description
99.1	Press release issued May 10, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION (Registrant)

/s/	D. Hughes Watler, Jr.

D. Hughes Watler, Jr.
Senior Vice President & Chief Financial Officer

Dated: May 10, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued May 10, 2005